Exhibit 10.1

EXECUTION COPY

SECURITY SALE AGREEMENT

Between

FIVE OAKS INVESTMENT CORP.

and

OAKS FUNDING II LLC

dated as of April 25, 2016

TABLE OF CONTENTS

Section 1.	Representations and Warranties of the Depositor
Section 2.	Representations and Warranties of Five Oaks
Section 3.	Conveyance of the Class C Re-REMIC Security
Section 4	Intention of Parties
Section 5.	Repurchase Obligation
Section 6.	Termination
Section 7.	Miscellaneous

-i-

SECURITY SALE AGREEMENT

This Security Sale Agreement (the “Agreement”) is made as of April 25, 2016, by and between Five Oaks Investment Corp., a real estate investment trust (“Five Oaks” or the “Seller”), Oaks Funding II LLC, a Delaware limited liability company (the “Depositor”). Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Trust Agreement dated as of April 25, 2016 (the “Trust Agreement”) among the Depositor and U.S. Bank National Association, as trustee (the “Trustee”).

WHEREAS, on the date hereof (the “Closing Date”) in accordance with the terms and conditions set forth in this Agreement, the parties hereto desire to provide for the purchase and sale of the Seller’s interest in those certain Class C Certificates (CUSIP 05525RAE5, the “Class C Re-REMIC Security”): (i) that constitute one of the classes of those certain BAMLL Re-REMIC Trust 2014-FRR7, Multifamily Mortgage Certificate-Backed Certificates, Series 2014-FRR7 (the “BAMLL Re-REMIC Certificates”); (ii) issued pursuant to the terms of that certain Trust Agreement dated as of October 21, 2014 (the “Re-REMIC Trust Agreement”), by and between Banc of America Merrill Lynch Large Loan, Inc., as depositor and U.S. Bank National Association, as trustee and certificate administrator, on behalf of the holders of the BAMLL Re-REMIC Certificates (in such capacities, the “Re-REMIC Trustee”); and (iii) having the characteristics set forth in that certain related Offering Circular dated October 2, 2014;

WHEREAS, on the Closing Date, the Depositor intends to sell the Class A Certificates issued by the Trust (as defined herein) to Waterfall Eden Master Fund, Ltd. (“Waterfall Eden”) and Waterfall Sandstone Fund, LP (“Waterfall Sandstone” and, together with Waterfall Eden, the “Purchasers”) in accordance with the terms set forth in that certain Certificate Purchase Agreement (the “Certificate Purchase Agreement” and, together with this Agreement and the Trust Agreement, collectively, the “Transaction Documents”) dated as of the Closing date, by and among the Depositor, the Seller and the Purchasers; and

WHEREAS, on the Closing Date and pursuant to the terms of the Trust Agreement, the Depositor shall transfer the Class C Re-REMIC Security to Oaks Re-REMIC Trust 2016-FRR7C (the “Trust”).

NOW, THEREFORE, the parties in consideration of good and valuable and fair consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby agree as follows:

Section 1. Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and agrees for the benefit of the other party that:

(a)          Authorization. This Agreement has been duly authorized, executed and delivered by it, and as of the Closing Date, each of the other Transaction Documents to which it is a party will have been, duly authorized, executed and delivered by it, and assuming the valid execution and delivery thereof by the other parties thereto, each Transaction Document to which it is a party will constitute a legal, valid and binding agreement of the Depositor, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity.

(b)          No Conflict. None of the delivery or sale of the Class C Re-REMIC Security, the consummation of any other of the transactions contemplated herein, or the execution and delivery of the Transaction Documents by it, nor compliance with the provisions of the Transaction Documents, does or will conflict with or result in the breach of any material term or provision of the certificate of formation or the organizational documents of it, and it is not in breach or violation of or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default) under the terms of (A) any indenture, contract, lease, mortgage, deed of trust, note, agreement or other evidence of indebtedness or other agreement, obligation or instrument to which it is a party or by which it or its properties are bound, or (B) any law, decree, order, rule or regulation applicable to it of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over it, or its properties, in each case the default, breach or violation of which would have a material adverse effect on the Depositor or on the ability of the Depositor to perform its obligations under the Transaction Documents to which it is a party; and none of the consummation of any other of the transactions contemplated herein, or the compliance with the provisions of the Transaction Documents will result in such a default, breach or violation or which would have such a material adverse effect. The Depositor is in compliance with all applicable provisions of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, any applicable anti-money laundering statutes, including the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 and regulations administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury.

(c)          Binding Obligation. This Agreement has been duly executed by it and is its legally valid and binding obligation, enforceable against it in accordance with this Agreement’s terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity.

(d)          No Consent. No filing or registration with, notice to, or consent, approval, authorization or order or other action of any court or governmental authority or agency is required for the consummation by the Depositor of the transactions contemplated by the Transaction Documents to which it is a party, except for recordations of the assignment of the Class C Re-REMIC Security to the Trustee (to the extent such recordations are required pursuant to the Trust Agreement) or filings under the Uniform Commercial Code that have not yet been completed.

(e)          No Litigation. There is no action, order, suit or proceeding before or by any court, administrative or governmental agency now pending to which the Depositor is a party, or to the best knowledge of the Depositor, threatened against the Depositor, which could reasonably result individually or in the aggregate in any material adverse change in the financial condition, earnings, regulatory affairs, business affairs, business prospects or properties of the Depositor or could reasonably interfere with or materially and adversely affect the consummation of the transactions contemplated by the Transaction Documents or that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement and the other Transaction Documents to which it is a party.

(f)          Permitted Transferee. The Depositor satisfies the requirements for permitted transferee with respect to the Class C Re-REMIC Security under the Re-REMIC Trust Agreement.

(g)          Transfer Documentation. The Depositor has delivered to the Re-REMIC Trustee those letters and certifications required under the Re-REMIC Trust Agreement in the Depositor’s capacities as both purchaser of the Class C Re-REMIC Security from the Seller and seller of the Class C Re-REMIC Security to the Trust.

(h) Taxes. Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Transaction Documents have been or will be paid by the Depositor at or prior to the Closing Date, except (if applicable) for fees for recording assignments of the Class C Re-REMIC Security to the Trustee pursuant to the Trust Agreement and Uniform Commercial Code filing fees that have not yet been completed, which fees will be paid by or on behalf of the Depositor.

(i) Not an Investment Company. The Depositor is not now or, as a result of the transactions contemplated by this Agreement, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Section 2. Representations and Warranties of Five Oaks. Five Oaks hereby represents, warrants and agrees that:

(a)          Authorization. This Agreement has been duly authorized, executed and delivered by it, and as of the Closing Date, each of the other Transaction Documents to which it is a party will have been, duly authorized, executed and delivered by it, and assuming the valid execution and delivery thereof by the other parties thereto, each Transaction Document to which it is a party will constitute a legal, valid and binding agreement of Five Oaks, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity.

(b)          No Conflict. None of the issuance, delivery or sale of the Class C Re-REMIC Security, the consummation of any other of the transactions contemplated herein, or the execution and delivery of the Transaction Documents by it, nor compliance with the provisions of the Transaction Documents, does or will conflict with or result in the breach of any material term or provision of the certificate of formation or the organizational documents of it, and it is not in breach or violation of or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default) under the terms of (A) any indenture, contract, lease, mortgage, deed of trust, note, agreement or other evidence of indebtedness or other agreement, obligation or instrument to which it is a party or by which it or its properties are bound, or (B) any law, decree, order, rule or regulation applicable to it of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over it, or its properties, in each case the default, breach or violation of which would have a material adverse effect on the Seller or on the ability of the Seller to perform its obligations under the Transaction Documents to which it is a party; and none of the consummation of any other of the transactions contemplated herein, or the compliance with the provisions of the Transaction Documents will result in such a default, breach or violation or which would have such a material adverse effect. The Seller is in compliance with all applicable provisions of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, any applicable anti-money laundering statutes, including the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 and regulations administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury.

(c)          Binding Obligation. This Agreement has been duly executed by it and is its legally valid and binding obligation, enforceable against it in accordance with this Agreement’s terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity.

(d)          No Consent. No filing or registration with, notice to, or consent, approval, authorization or order or other action of any court or governmental authority or agency is required for the consummation by the Seller of the transactions contemplated by the Transaction Documents to which it is a party, except for recordations of the assignment of the Class C Re-REMIC Security to the Trustee (to the extent such recordations are required pursuant to the Trust Agreement) or filings under the Uniform Commercial Code that have not yet been completed.

(e)          No Litigation. There is no action, order, suit or proceeding before or by any court, administrative or governmental agency now pending to which the Seller is a party, or to the best knowledge of the Seller, threatened against the Seller, which could reasonably result individually or in the aggregate in any material adverse change in the financial condition, earnings, regulatory affairs, business affairs, business prospects or properties of the Seller or could reasonably interfere with or materially and adversely affect the consummation of the transactions contemplated by the Transaction Documents or that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement and the other Transaction Documents to which it is a party.

(f)          No Material Default. It is not in default under any agreement, contract or instrument to which it is a party or to which it or its asset are bound, unless such default would not materially and adversely affect its ability to perform under the purchase agreement and no event has occurred that, with notice or lapse of time or both would constitute a default, under, or a breach of, any such contract, agreement or other instrument which violation, breach or default would materially and adversely affect its ability to perform its obligations under this Agreement.

(g)          Sale Treatment. It will treat the conveyance of the Class C Re-REMIC Security under this Agreement as a sale for tax and accounting purposes.

(h)          Solvency. It is solvent and will not become insolvent as a result of the sale of the Class C Re-REMIC Security. The Seller is not selling the Class C Re-REMIC Security with the intent to hinder, delay or defraud any of the Seller’s creditors.

(i)          No Broker. It has not dealt with any broker, investment banker, agent, or any other person that may be entitled to any commission or compensation in connection with the sale of the Class C Re-REMIC Security.

(j)           No Judgments or Tax Liens. There are no judgment or tax lien filings against itself.

(k)          Transfer Documentation. It has delivered to the Re-REMIC Trustee those letters and certifications as seller of the Class C Re-REMIC Security required under the Re-REMIC Trust Agreement.

(l)          Good Title. At the time of execution and delivery of this Agreement, the Seller (A) will have good title to and be the sole owner of the Class C Re-REMIC Security being sold to the Depositor pursuant hereto, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively “Liens”), and (B) will not have assigned to any Person other than the Depositor any of its right, title or interest in and to the Class C Re-REMIC Security.

(m)          Taxes. Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Transaction Documents have been or will be paid by the Seller at or prior to the Closing Date, except (if applicable) for fees for recording assignments of the Class C Re-REMIC Security to the Trustee pursuant to the Trust Agreement and Uniform Commercial Code filing fees that have not yet been completed, which fees will be paid by or on behalf of the Depositor.

(n)          Not an Investment Company. The Depositor is not now or, as a result of the transactions contemplated by this Agreement, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act.

Section 3. Conveyance of the Class C Re-REMIC Security.

In return for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Five Oaks, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all of Five Oaks’s right, title and interest in and to the Class C Re-REMIC Security, including (i) all principal and interest received by Five Oaks on or with respect to the Class C Re-REMIC Security after April 25, 2016 (the “Cut-off Date”) other than the distribution with respect to Class C Re-REMIC Security to occur in April, 2016 and (ii) all proceeds of the foregoing.

The Depositor shall pay the purchase price for the Class C Re-REMIC Security by delivering to Five Oaks on the Closing Date immediately available funds in an amount mutually agreed upon by Five Oaks and the Depositor.

Section 4. Intention of Parties. The conveyance of the Class C Re-REMIC Security and all other property hereunder by Five Oaks as contemplated hereby is absolute and is intended by the parties to constitute a sale of the Class C Re-REMIC Security and such other property by Five Oaks to the Depositor. It is, further, not intended that such conveyance be the grant of a security interest to secure a loan or other obligation. However, in the event that, notwithstanding the intent of the parties, the Class C Re-REMIC Security and the other property described in Section 3 are held to be the property of Five Oaks, or if for any other reason this Agreement is held or deemed to create a security interest in the Class C Re-REMIC Security and such other property, then this Agreement shall constitute a security agreement, and the conveyance provided for in Section 3 shall be deemed to be a grant by Five Oaks to the Depositor of, and Five Oaks hereby grants to the Depositor, to secure all of Five Oaks’s obligations hereunder, a security interest in all of Five Oaks’s right, title and interest, whether now owned or hereafter acquired, in and to the Class C Re-REMIC Security, including the right to all payments of principal and interest received on or with respect to the Class C Re-REMIC Security after the Cut-off Date.

Five Oaks and the Depositor shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Class C Re-REMIC Security, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Five Oaks shall arrange for filing any Uniform Commercial Code financing statements and continuation statements in connection with such security interest.

Section 5. Repurchase Obligation.

Upon the discovery by the Seller or the Depositor of a breach of the representation and warranty of the Seller set forth at Section 2(l) herein that materially and adversely affects the interests of the Depositor in the Class C Re-REMIC Security or the value of the Class C Re-REMIC Security, the person discovering such breach shall give prompt written notice to the Depositor or the Seller, as applicable. Within 30 days of its discovery or its receipt of such notice of any such breach of the representation and warranty in Sections 2(l), (h) and (n) above and at the Depository’s discretion, the Seller shall cause such breach to be cured in all material respects or, if the Seller is unable to cure such breach, the Seller shall (y) repurchase the Class C Re-REMIC Security as to which the misrepresentation exists (the "Defective Collateral Security"), at a purchase price equal to the principal amount thereof plus, without duplication, accrued and unpaid interest thereon within 30 days of the discovery of such breach. The Seller shall reimburse the Depositor for all necessary and reasonable costs and expenses, including the costs and expenses of enforcement with respect to such Defective Collateral Security, and any applicable transfer taxes incurred in connection with such repurchase.

Section 6. Termination.

Notwithstanding any termination of this Agreement or the completion of all sales contemplated hereby, the representations, warranties and agreements in Sections 1 and 2 hereof shall survive and remain in full force and effect.

Section 7. Miscellaneous.

(a)          Amendments, Etc. No rescission, modification, amendment, supplement or change of this Agreement shall be valid or effective unless in writing and signed by all of the parties to this Agreement. No amendment of this Agreement may modify or waive the representations, warranties and agreements set forth in Sections 1 and 2 hereof.

(b)          Binding Upon Successors, Etc. This Agreement shall bind and inure to the benefit of and be enforceable by Five Oaks and the Depositor, and the respective successors and assigns thereof. The parties hereto acknowledge that the Depositor is acquiring the Class C Re-REMIC Security for the purpose of selling, transferring, assigning, setting over and otherwise conveying them to the Trustee, pursuant to the Trust Agreement. Five Oaks acknowledges and consents to the assignment to the Trustee by the Depositor of all of the Depositor’s rights against Five Oaks hereunder in respect of the Class C Re-REMIC Security sold to the Depositor and that the enforcement or exercise of any right or remedy against Five Oaks hereunder by the Trustee shall have the same force and effect as if enforced and exercised by the Depositor directly.

(c)          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(d)          Governing Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York notwithstanding any law, rule, regulation, or other conflict-of-law provisions to the contrary.

(e)          Headings. The headings of the several parts of this Agreement are inserted for convenience of reference and are not intended to be a part of or affect the meaning or interpretation of this Agreement.

(f)          Definitions. Unless otherwise indicated herein, Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Trust Agreement as in effect on the date of execution hereof.

(g)          Nonpetition Covenant. Until one year plus one day shall have elapsed since the termination of the Trust Agreement in accordance with its terms, Five Oaks shall not petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

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IN WITNESS WHEREOF, each party has caused this Security Sale Agreement to be executed by its duly authorized officer or officers as of the day and year first above written.

FIVE OAKS INVESTMENT CORP.

By:
Name:
Title:

OAKS FUNDING II LLC

By:
Name:
Title:

Signature Page to the Security Sale Agreement